UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

AMPHITRITE DIGITAL INCORPORATED

(Exact name of registrant as specified in its charter)

U.S. Virgin Islands	001-41935	66-1005420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employee Identification Number)

Amphitrite Digital Incorporated

6501 Red Hook Plaza, Suite 201-465

St. Thomas, Virgin Islands, U.S., 00802

340-386-5906

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01Other Events.

Amphitrite Digital, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2023, a Registration Statement on Form S-1, under the Securities Act of 1933, as amended (the “Registration Statement”) with the intent to complete an initial public offering (the “IPO”) of its securities.

•On January 17, 2024, the Company signed an engagement letter for a firm commitment initial public offering with Kingswood Investments, a division of Kingswood Capital Partners LLC (“Kingswood”), to act as lead underwriter, deal manager and investment banker for the proposed firm commitment initial public offering.

•The Company’s Registration Statement for the Company’s IPO included ‘Use of Proceeds’ for the acquisition of the Paradise Group of Companies (“PGC”).

•On January 24, 2024, the Company filed with the SEC a Form 8-A for registration of certain classes of securities on the NYSE American LLC exchange.

•On February 12, 2024, the NYSE American LLC certification of its approval for listing and registration of the common stock, par value $0.01 per share, of the Company, on the NYSE American LLC exchange was filed with the SEC. The NYSE American LLC approval for listing and registration was contingent on the completion of the Company’s IPO.

•On February 13, 2024, the SEC provided the Company a notice of effectiveness of its Registration Statement.  Effective on this date, the Company is a public reporting company as defined by the Securities Exchange Act of 1934, as amended.

•On March 6, 2024, Kingswood notified the Company that Kingswood  would not complete the underwriting of the Company’s IPO.

•The Registration Statement for the Company’s IPO expired on March 6, 2024.

Upon the expiration of the Company’s Registration Statement, the proposed IPO of the Company’s securities was not completed, and the Company’s securities are not listed on the NYSE American LLC exchange.

The acquisition of the Paradise Group of Companies was tied to the ‘Use of Proceeds’ of the Company’s IPO. The Company’s IPO was not completed.  The Membership Interest Purchase Agreement (the “MPA”) between the Company and PGC has expired, and the Company has not requested an extension. The Company has agreed that a $62,000 deposit held in escrow per the MPA be deemed non-refundable and has approved its release to PGC.

The Company intends to submit to the SEC a Form 1-A Regulation A Offering Statement under the Securities Act of 1933 for qualification approval. The Company intends to initiate a securities offering pursuant to Regulation A (17 CFR 230.251 et seq.).

On February 28, 2024, the Company submitted an application to the OTC Markets Group, Inc. to have the Company’s securities listed for quote on the OTCQX or OTCQB public market. It is the Company’s intention to have the Company’s securities listed for quote on the OTCQX or OTCQB public market as soon as OTC Markets Group, Inc. approval is received. The Company believes that this approval to have the Company’s securities listed on the OTCQX or OTCQB is not contingent on the Company’s qualification or completion of the aforementioned securities offering pursuant to Regulation A.

Cautionary Statement Regarding Forward-Looking Statements.

Certain statements in this notice are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” estimate,” “anticipate,” “intend,” “expect,” “predict,” “potential,” “growth,” “seek,” “future,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the timing; anticipated size and terms of the proposed offering; liquidity and capital resources; statements regarding estimates and forecasts of financial and performance metrics; expected results; the anticipated growth and expansion of AMDI's business and the viability of AMDI's growth strategy; trends and developments in AMDI's industry; AMDI's addressable market; competitive position; potential market opportunities; expected synergies; the Company's long-term model; other non-historical statements; the expected management and governance of AMDI and other matters. These statements are based on various assumptions, whether or not identified in this 8-K, and on the current expectations of AMDI’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by, any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AMDI. By their nature, forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors because they relate to events and depend on circumstances that will occur in the future whether or not outside the control of the Company. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AMDI presently does not know or that AMDI currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AMDI’s expectations, plans or forecasts of future events as of the date of this 8-K. AMDI anticipates that subsequent events and developments will cause AMDI’s assessments to change. However, while AMDI may elect to update these forward-looking statements at some point in the future, AMDI specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing AMDI's assessments as of any date subsequent to the date of this 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2024	Amphitrite Digital, Inc.

	By:	/s/ Scott A. Stawski
	Name:	Scott A. Stawski
	Title:	Executive Chairman